COUNTRY MUTUAL FUNDS TRUST

COUNTRY Balanced Fund
COUNTRY Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Tax Exempt Bond Fund

Supplement dated July 5, 2006
to the Prospectus dated October 31, 2005

Fund Reorganizations

The Board of Trustees has unanimously approved a Plan of Reorganization (the “Plan”) for each of the COUNTRY Balanced Fund and the COUNTRY Short-Term Bond Fund which will effect the following reorganizations, subject to prior shareholder approval:

Acquired Funds	merging with and into	Acquiring Funds
COUNTRY Balanced Fund	ð	COUNTRY Growth Fund
COUNTRY Short-Term Bond Fund	ð	COUNTRY Bond Fund

Pursuant to the Plans, each Acquired Fund will transfer its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund, and the Acquiring Fund's assumption of the liabilities of the Acquired Fund. After the transfer, each Acquired Fund will distribute the corresponding Acquiring Fund shares to its shareholders in a complete liquidation. As a result, each Acquired Fund’s shareholders will become shareholders of the corresponding Acquired Fund's shares.

The reorganizations are expected to be effected on or about September 22, 2006 if approved by a “majority of the outstanding voting securities” of each Acquired Fund. It is intended that the reorganizations will be accomplished without resulting in the imposition of federal income tax on the Acquired Funds or their shareholders. The investment adviser has agreed to pay all costs of the reorganizations.

A Special Meeting (the "Meeting") of the Shareholders of the Acquired Funds will be held on or about September 18, 2006, and approval of the Plans will be voted on at that time. In connection with the Meeting, the Acquired Funds will mail to their Shareholders as of the record date (August 3, 2006) (i) a Prospectus/Proxy Statement describing the proposed reorganization and the Board’s considerations in recommending that shareholders approve the reorganization; (ii) a proxy card with which shareholders may vote on the proposed reorganization; and (iii) a Prospectus for the applicable Acquiring Fund.

Between now and September 22nd, the COUNTRY Balanced Fund and COUNTRY Short-Term Bond Fund will continue to accept new investments.

Fund Liquidation

Upon recommendation of the investment adviser, the Board of Trustees has voted to close the COUNTRY Tax Exempt Bond Fund (the “Fund”) to new investments by existing shareholders, and will not accept investments from additional shareholders, effective July 5, 2006 (other than reinvestment of dividends and distributions), and adopted a plan to terminate and liquidate the Fund on or about September 22, 2006 (the “Liquidation Date”). Investors who are shareholders of the Fund on the Liquidation Date will receive cash proceeds equal to the net asset value of their account in the Fund calculated on that date. The investment adviser has agreed to pay all costs of the liquidation.

Reduction of Management Fee

The investment adviser has agreed to permanently reduce its annual management fee under the Investment Advisory Agreement for the COUNTRY Bond Fund to 0.50% of average daily net assets effective as of July 1, 2006.

PLEASE KEEP THIS SUPPLEMENT
FOR FUTURE REFERENCE